EXHIBIT 10.46







    FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


     THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated and is effective as of the 30th day of June, 1998, among SED INTERNATIONAL HOLDINGS, INC. (formerly known as SOUTHERN ELECTRONICS CORPORATION) and SED INTERNATIONAL, INC., jointly and severally (collectively, the "Borrowers"), WACHOVIA BANK, N.A., as Agent (the "Agent") and WACHOVIA BANK, N.A. and NATIONAL CITY BANK, as Banks (collectively, the "Banks");

                       W I T N E S S E T H:

     WHEREAS, the Borrowers, the Agent and the Banks executed and delivered that certain $100,000,000 Amended and Restated Credit Agreement, dated as of the 13th day of August, 1997, as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of September 22, 1997, that certain Second Amendment to Amended and Restated Credit Agreement, dated as of October 15, 1997, and that certain Third Amendment to Amended and Restated Credit Agreement, dated as of January 8, 1998 (as so amended, the "Credit Agreement");

     WHEREAS, the Borrowers have requested and the Agent and the Banks have agreed to make certain amendments to the Credit Agreement, subject to the terms and conditions hereof;

     NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrowers, the Agent and the Banks hereby covenant and agree as follows:

     1. Definitions. (a) Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement from and after the date hereof refer to the Credit Agreement as amended hereby.

     (b) The definitions of "Adjusted Current Ratio," "Income
Available for Fixed Charges" and "Consolidated Fixed Charges" set forth in Section 1.01 of the Credit Agreement are deleted in their entirety.

     (c) The following definitions set forth in Section 1.01 of the Credit Agreement are amended and restated in their entirety as set forth below:

          "Borrowing" means a borrowing hereunder consisting of Loans made to either Borrower (i) at the same time by all of the Banks, in the case of a Syndicated Loan, Overnight Loan, or Discretionary Loan, or (ii) separately by Wachovia, in the case of a Swing Borrowing, in each case pursuant to Article II. A Borrowing is a "Syndicated Borrowing" if such Loans are made pursuant to Section 2.01(a), (c) or (d), or a "Swing Borrowing" if such Loans are made pursuant to Section 2.01(b). A Borrowing is a "Base Rate Borrowing" if such Loans are Base Rate Loans, or a "Euro-Dollar Borrowing" if such Loans are Euro-Dollar Loans.

          "Interest Period" means: (1) with respect to each Euro-Dollar Borrowing that is: (x) a Discretionary Loan, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the first or second month thereafter, as the relevant Borrower may elect in the applicable Notice of Borrowing; (y) an Overnight Loan, the period commencing on the date of such Borrowing and ending on the next day after the date of such Borrowing; and (z) not a Discretionary Loan or an Overnight Loan, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the first, second, third or sixth month thereafter, as the relevant Borrower may elect in the applicable Notice of Borrowing; provided that, with respect to all Euro-Dollar Borrowings:

               (a) any Interest Period (subject to paragraph (c) below) which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

               (b) (except for Overnight Loans) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall, subject to paragraph (c) below, end on the last Euro-Dollar Business Day of the appropriate subsequent calendar month; and

               (c) no Interest Period may be selected which begins before the Termination Date and would otherwise end after the Termination Date.

          (2) with respect to each Base Rate Borrowing that is: (x) an Overnight Loan, the period commencing on the date of such Borrowing and ending on the next day after the date of such Borrowing; and (y) not an Overnight Loan, the period commencing on the date of such Borrowing and ending 30 days thereafter; provided that:

               (a) any Interest Period (subject to paragraph (b) below) which would otherwise end on a day which is not a Domestic Business Day shall be extended to the next succeeding Domestic Business Day; and

               (b) no Interest Period which begins before the Termination Date and would otherwise end after the Termination Date may be selected.

          "Loan" means a Base Rate Loan, Euro-Dollar Loan, Syndicated Loan, Discretionary Loan, Overnight Loan, or Swing Loan, and "Loans" means Base Rate Loans, Euro-Dollar Loans, Syndicated Loans, Discretionary Loans, Overnight Loans, Swing Loans, or any
                 or all of them, as the context shall require.

          "SEC" means SED International Holdings, Inc., formerly known as Southern Electronics Corporation, a Delaware corporation.

          "Syndicated Loans" means Base Rate Loans or Euro-Dollar
     Loans made pursuant to the terms and conditions set forth in
     Section 2.01, and includes, without limitation, Overnight Loans.

          "Termination Date" means whichever is applicable of (i) July 30, 2001, (ii) the date the Commitments are terminated pursuant to Section 7.01 following the occurrence of an Event of Default, or (iii) the date the Borrowers terminate the Commitments entirely pursuant to Section 2.07.

     (d) The following new definitions are added to Section 1.01 of the Credit Agreement in proper alphabetical order:

          "Availability" means the amount of Loans (excluding
     Discretionary Loans) which the Borrowers are entitled to borrow at any time pursuant to Section 2.01.

          "Borrowing Base Reporting Date" means each date the Borrowers deliver Borrowing Base Certificates to the Agent.

          "Compliance Reporting Date" means each date the Borrowers deliver Compliance Certificates to the Agent.

          "EBITDA" means for any period the sum of (i) Consolidated Net Income, (ii) taxes on income, (iii) Consolidated Interest Expense, (iv) depreciation expense, and (v) amortization expense, all determined with respect to the Borrowers and the Consolidated Subsidiaries on a consolidated basis for such period and in accordance with GAAP.

          "Monthly Reporting Period" means a period which commences on the most recent previous Borrowing Base Reporting Date and continues so long as Availability remains greater than $20,000,000 during such entire period.

          "Overnight Loans" has the meaning set forth in Section
     2.01(d).

          "Quarterly Reporting Period" means a period which commences on the most recent previous Compliance Reporting Date and continues so long as Availability remains greater than $50,000,000 during such entire period.

     2. Addition of New Section 2.01(d). A new Section 2.01(d) is added to the Credit Agreement as set forth below:

          (d) Overnight Loans. Upon request by the Borrowers in a Notice of Borrowing, the Banks shall advance (in the amount of their pro rata Commitment percentage) to either Borrower an overnight loan (such Loan is hereinafter referred to as an "Overnight Loan"); provided, however, that, in no event shall the aggregate outstanding principal balance of all Overnight Loans exceed $10,000,000 at any one time. Each Overnight Loan shall bear interest as set forth in Section 2.05. All Overnight Loans shall be evidenced by the Syndicated Loan Notes. During the existence of an Event of Default, the Borrowers may not request Overnight Loans, and all outstanding Overnight Loans shall be refinanced by a Refunding Loan consisting of a Base Rate Loan at the end of the relevant Interest Period.

     3. Amendment to Section 2.04(a). Section 2.04(a) of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting therefor the following:

          SECTION 2.04. Maturity of Loans. (a) Each Loan included in any Borrowing shall mature, and the principal amount thereof shall be due and payable, on the last day of the Interest Period applicable to such Borrowing.

     4. Amendment to Section 2.05(a). Section 2.05(a) of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting therefor the following:

          (a) "Applicable Margin" means:

          (i) with respect to Euro-Dollar Loans, for the period commencing on June 30, 1998, to and including the first
     Performance Pricing Determination Date thereafter, 1.00%; and

          (ii) with respect to Base Rate Loans on and after June 30, 1998, and with respect to Euro-Dollar Loans, from and after the first Performance Pricing Determination Date after June 30, 1998, the percentage determined on each Performance Pricing Determination Date by reference to the table set forth below as to such type of Loan and the Leverage Ratio calculated by the Agent from the most recent 10-Q quarterly statement described in
     Section 6.01(i) for the quarterly period ending immediately prior to such Performance Pricing Determination Date.


        Leverage              Applicable        Base Rate       Base Rate
          Ratio                Margin for         Loans           Loans
                              Euro-Dollar      (Other than     (Overnight
                                Loans           Overnight      Loans Only)
                                                  Loans)

LESS THAN OR EQUAL TO 1.0       0.75%              0.0%           -0.50%

GREATER THAN 1.0 and
LESS THAN OR EQUAL TO 2.0       1.00%              0.0%           -0.50%

GREATER THAN 2.0 and
LESS THAN OR EQUAL TO 2.5       1.25%              0.0%           -0.50%

GREATER THAN 2.5 and
LESS THAN OR EQUAL TO 3.5       1.50%              0.0%           -0.50%

GREATER THAN 3.5 and
LESS THAN OR EQUAL TO 5.0       1.75%              0.0%           -0.50%

GREATER THAN 5.0                2.00%              0.0%           -0.50%


          In determining interest for purposes of this Section 2.05 and fees for purposes of Section 2.06, the Borrowers and the Banks shall refer to the Borrowers' most recent 10-Q consolidated quarterly financial statements delivered pursuant to Section 6.01(i). If such financial statements require a change in interest pursuant to this Section 2.05 or fees pursuant to
     Section 2.06, the Borrowers shall deliver to the Agent, along with such financial statements, a notice to that effect, which notice shall set forth in reasonable detail the calculations supporting the required change. The "Performance Pricing Determination Date" is the fifth day after the date of receipt of such financial statements pursuant to Section 6.01(i). Any such required change in interest and fees shall become effective on such Performance Pricing Determination Date, and shall be in effect until the next Performance Pricing Determination Date, provided that: (i) for Euro-Dollar Loans, changes in interest shall only be effective for Interest Periods commencing on or after the Performance Pricing Determination Date; and (ii) no fees or interest shall be decreased pursuant to this Section 2.05 or Section 2.06 if a Default is in existence on the Performance Pricing Determination Date. In the event that the Borrowers fail to deliver their 10-Q quarterly financial statements to the Agent and the Banks on or before the 45th day after the end of any Fiscal Quarter, then the Applicable Margin shall be the highest Applicable Margin then in effect until the next Performance Pricing Determination Date.

     5. Amendment to Section 2.06(a). Section 2.06(a) of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting therefor the following:

          (a) The Borrowers shall pay to the Agent, for the ratable account of each Bank, a commitment fee, in accordance with procedures described in 2.05(a)(ii), on the average daily amount of such Bank's Unused Commitment, at a rate per annum equal to:
     (i) for the period commencing on June 30, 1998 to and including the first Performance Pricing Determination Date thereafter, 0.125%; and (ii) from and after the first Performance Pricing Determination Date after June 30, 1998, the percentage determined on each Performance Pricing Determination Date by reference to the table set forth below and the Leverage Ratio for the quarterly or annual period ending immediately prior to such Performance Pricing Determination Date:


       Leverage Ratio               Commitment Fee

LESS THAN OR EQUAL TO 1.0              0.125%

GREATERN THAN 1.0 and
LESS THAN OR EQUAL TO 2.0              0.125%

GREATER THAN 2.0 and
LESS THAN OR EQUAL TO 2.5              0.250%

GREATER THAN 2.5 and
LESS THAN OR EQUAL TO 3.5              0.250%

GREATER THAN 3.5 and
LESS THAN OR EQUAL TO 5.0              0.250%

GREATER THAN 5.0                       0.250%


Such commitment fees shall accrue from and including the Closing Date to but excluding the Termination Date and shall be payable on each March 31, June 30, September 30 and December 31 and on the Termination Date.

     6. Addition of Section 5.18. The Credit Agreement hereby is amended by adding the following Section 5.18.

          SECTION 5.18 Millennium Compliance. The Borrowers have implemented a plan, which plan is currently on schedule, to make certain that all computer systems used by the Borrowers and their Subsidiaries are capable of the following, before, during and/or after January 2000:

               (a) handling date information involving all and any dates before, during and/or after January 1, 2000, including accepting input, providing output and performing date calculations in whole or in part;

               (b) operating, accurately without interruption on and in respect of any and all dates before, during and/or after January 1, 2000 and without any change in performance;

               (c) responding to and processing two digit year input without creating any ambiguity as to the century; and

               (d) storing and providing date input information without creating any ambiguity as to the century.

     7. Amendment to Section 6.01. Sections 6.01(c) and (f) of the Credit Agreement are hereby amended by deleting such Sections 6.01(c) and (f) in their entirety and substituting therefor the following:

          (c) simultaneously with the delivery of each set of financial statements referred to in paragraphs (a) and (b) above (or, so long as no Default or Event of Default exists, during any Quarterly Reporting Period, with respect to paragraph (b), only for such months at the end of each Fiscal Quarter), a certificate, substantially in the form of Exhibit H (a "Compliance Certificate"), of the chief financial officer or the chief accounting officer of each of the Borrowers (i) setting forth in reasonable detail the calculations required to establish whether the Borrowers were in compliance with the requirements of Sections 6.05, 6.15, 6.18, and 6.20 through 6.24, inclusive, on the date of such financial statements and (ii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Borrowers are taking or proposes to take with respect thereto;

          (f) at the end of each calendar week (or, so long as no Default or Event of Default exists, during any Monthly Reporting Period, at the end of each Fiscal Month) a Borrowing Base
     Certificate (a "Borrowing Base Certificate") in substantially the form of Exhibit F, setting forth the calculations of the Borrowing Base, as of such date as of the date of report submission, certified as to truth and accuracy by a duly authorized officer of each of the Borrowers.

     8.   Amendment to Section 6.15. Section 6.15 of the Credit
Agreement is hereby amended by deleting such Section in its entirety and substituting therefor the following:

          SECTION 6.15. Restricted Payments. SEC will not declare or make any Restricted Payment in any Fiscal Year after December 31, 1996 unless (a) such Restricted Payments are made for the redemption or repurchase of capital stock of SEC and do not exceed an aggregate cumulative amount equal to $12,000,000, or
     (b) if the aggregate amount of such Restricted Payments (exclusive of Restricted Payments allowed in the foregoing clause
     (a)) for such Fiscal Year would exceed 15% of cumulative Consolidated Net Income for the prior Fiscal Year (commencing after December 31, 1996); provided that after giving effect to the payment of any such Restricted Payments in such clauses (a) or (b), no Default shall be in existence or be created thereby.

     9.   Amendment to Section 6.20. Section 6.20 of the Credit
Agreement is hereby amended by deleting such Section in its entirety and substituting therefor the following:

          SECTION 6.20. Leverage Ratio. Tested at the end of each Fiscal Month, the Leverage Ratio shall not at any time exceed 5.5 to 1.0.

     10.  Amendment to Section 6.21. Section 6.21 of the Credit
Agreement is hereby amended by deleting such Section in its entirety and substituting therefor the following:

          SECTION 6.21. Fixed Charges Coverage. Tested at the end of each Fiscal Month, the ratio of EBITDA to Consolidated Interest Expense (such ratio being calculated for the Fiscal Month just ended and the immediately preceding 11 Fiscal Months) shall not at any time be less than 3.0 to 1.0.

     11. Deletion of Sections 6.22 and 6.23. Without affecting the numbering of Sections in the Credit Agreement, Sections 6.22 and 6.23 are deleted in their entirety.

     12.  Amendment to Section 6.24. Section 6.24 of the Credit
Agreement is hereby amended by deleting such Section in its entirety and substituting therefor the following:

          SECTION 6.24. Minimum Consolidated Tangible Net Worth. Consolidated Tangible Net Worth will at no time be less than (x) $90,000,000 plus (y) the sum of (i) 100% of the cumulative Reported Net Income of the Borrowers and the Consolidated Subsidiaries during any period after June 30, 1998 (taken as one accounting period), calculated monthly at the end of each month (but excluding from such calculations of Reported Net Income for purposes of this clause (i), any month in which the Reported Net Income of the Borrowers and the Consolidated Subsidiaries is negative), and (ii) 100% of the cumulative Net Proceeds of Capital Stock received during any period after June 30, 1998, calculated monthly at the end of each month, minus the sum of (a) amounts paid to date for the redemption or repurchase of capital stock of SEC not exceeding an aggregate cumulative amount equal to $12,000,000, plus (b) amounts attributed to goodwill related to assets acquired after March 31, 1998, not exceeding an aggregate cumulative amount equal to $6,000,000.

     13. Exhibits and Schedules. The Compliance Certificate attached to Exhibit H of the Credit Agreement is amended and restated in its entirety as set forth on Exhibit A to this Amendment. Exhibit E to the Credit Agreement is amended and restated in its entirety as set forth on Exhibit A to this Amendment. Schedule 5.08 to the Credit Agreement is amended and restated in its entirety as set forth on Exhibit C to this Amendment.

     14. Restatement of Representations and Warranties. Each of the Borrowers hereby restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof and with specific reference to this Amendment and all other loan documents executed and/or delivered in connection herewith.

     15. Effect of Amendment. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents remain in full force and effect, and constitute the legal, valid, binding and enforceable obligations of the Borrowers. The amendments contained herein will be deemed to have prospective application only, unless otherwise specifically stated herein.

     16. Ratification. Each of the Borrowers hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents effective as of the date hereof.

     17. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered will be deemed to be an original and all of which counterparts, taken together, will constitute but one and the same instrument.

     18. Section References. Section titles and references used in this Amendment have substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

     19. No Default; Release. To induce the Agent and the Banks to enter into this Amendment and to continue to make advances pursuant to the Credit Agreement, each of the Borrowers hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, (i) there exists no Default or Event of Default,
(ii) there exists no right of offset, defense, counterclaim, claim or objection in favor of the Borrowers arising out of or with respect to any of the Loans or other obligations of the Borrowers owed to the

Banks under the Credit Agreement, and (iii) the Agent and each of the Banks has acted in good faith and has conducted its relationships with each of the Borrowers in a commercially reasonable manner in connection with the negotiations, execution and delivery of this Amendment and in all respects in connection with the Credit Agreement, each of the Borrowers hereby waiving and releasing any such claims to the contrary. A default or breach of representation or warranty by the Borrowers under this Amendment shall constitute an Event of Default under the Credit Agreement.

     20. Further Assurances. Each of the Borrowers agrees to take such further actions as the Agent reasonably requests in connection herewith to evidence the amendments herein contained to the Borrowers.

     21. Governing Law. This Amendment is governed by, and construed and interpreted in accordance with, the laws of the State of Georgia.

     22. Waiver of Subsidiary Guaranty and Security Agreement. The Agent and the Banks hereby agree that the acquisition of the capital stock of SED International de Colombia, Ltda. (the "Colombian Subsidiary") shall be deemed to be a Permitted Acquisition and waive any Default or Event of Default that occurred as a result such Investment in an amount not exceeding $2,000,000 in the Columbian Subsidiary without complying with Section 6.17 with respect thereto; provided, however, such waiver shall not extend to any future failure to comply with Section 6.17 hereafter. As consideration for the Agent's and the Banks' agreements contained in this paragraph, the Borrowers' represent and warrant that all requirements set forth in the definition of "Permitted Acquisitions" other than under clauses
(iv) and (v) thereof have been satisfied in full with respect to the Borrowers' Investment in the Columbian Subsidiary.

     23. Conditions Precedent. This Amendment becomes effective as of June 30, 1998 only upon (i) execution and delivery of this Amendment by each of the parties hereto, and (ii) execution and delivery of (A) new UCC financing statements to be filed in order to perfect the Agent's security interest in Collateral at the Borrowers' new Harrisburg, Pennsylvania location, and (B) to the extent not previously delivered, new UCC financing statements and amendments reflecting the name change of "SOUTHERN ELECTRONICS CORPORATION" to "SED INTERNATIONAL HOLDINGS, INC."

     IN WITNESS WHEREOF, the Borrowers, the Agent and each of the Banks has caused this Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.


                         SED INTERNATIONAL HOLDINGS, INC.


                         By:  /s/ Larry G. Ayers        (SEAL)
                              Title: V.P. Finance


                         SED INTERNATIONAL, INC.


                         By: /s/ Larry G. Ayers         (SEAL)
                              Title: V.P. Finance


                         WACHOVIA BANK, N.A.,
                         as Agent and as a Bank


                         By: /s/ Lisa Shawl            (SEAL)
                              Title: Vice President


                         NATIONAL CITY BANK


                         By: /s/ Brian Strayton         (SEAL)
                              Title: Vice President

                  EXHIBIT A TO FOURTH AMENDMENT

                      COMPLIANCE CHECK LIST
                 SOUTHERN ELECTRONICS CORPORATION
                     SED INTERNATIONAL, INC.

                 _________________________________

                    ___________________ , _____


1.   Consolidations, Mergers and Sales of Assets. (Section 6.05.)

     The Borrowers will not, nor will it permit any Subsidiary to, consolidate or merge with or into, or sell, lease or otherwise transfer all or any substantial part of its assets to, any other Person, or discontinue or eliminate any business line or segment, provided that (a) either Borrower may merge with another Person if (i) such Person was organized under the laws of the United States of America or one of its states, (ii) such Borrower is the corporation surviving such merger and (iii) immediately after giving effect to such merger, no Default shall have occurred and be continuing, (b) the Borrowers may merge with one another and Subsidiaries of the Borrowers may merge with one another, and (c) the foregoing limitation on the sale, lease or other transfer of assets and on the discontinuation or elimination of a business line or segment shall not prohibit (A) transfers of Accounts to insurers permitted by Section 6.26 or (B) during any Fiscal Quarter, a transfer of assets or the discontinuance or elimination of a business line or segment (in a single transaction or in a series of related transactions) unless the aggregate assets to be so transferred or utilized in a business line or segment to be so discontinued, when combined with all other assets transferred, and all other assets utilized in all other business lines or segments discontinued, during such Fiscal Quarter and the immediately preceding 3 Fiscal Quarters, either
     (x) constituted more than 2% of Consolidated Total Assets at the end of the most recent Fiscal Year immediately preceding such Fiscal Quarter, or (y) contributed more than 2% of Consolidated Operating Profits during the 4 Fiscal Quarters immediately preceding such Fiscal Quarter.

     (a) Value of assets transferred or business
         lines or segments discontinued                $________


     (b) Consolidated Total Assets                     $________


     (c) 2% of (b)                                     $________

     (d) Consolidated Operating Profits - Schedule 1   $________


     (e) 2% of (d)                                     $________


          Limitation (a) not to exceed (c) or (e)

2.   Restricted Payments (Section 6.15)

     SEC will not declare or make any Restricted Payment in any Fiscal Year after December 31, 1996 unless (a) such Restricted Payments are made for the redemption or repurchase of capital stock of SEC and do not exceed an aggregate cumulative amount equal to $12,000,000, or (b) if the aggregate amount of such Restricted Payments (exclusive of Restricted Payments allowed in the foregoing clause (a)) for such Fiscal Year would exceed 15% of cumulative Consolidated Net Income for the prior Fiscal Year (commencing after December 31, 1996); provided that after giving effect to the payment of any such Restricted Payments in such clauses (a) or (b), no Default shall be in existence or be created thereby.

     (a) Restricted Payments after
         December 31, 1996                             $________

     (b) cumulative Consolidated Net Income
         after December 31, 1996                       $________

     (c) 15% of (b)                                    $________

          Limitation: (a) may not exceed (c)

     (d) Aggregate cumulative redemption and
         repurchases of SEC capital stock to date      $_________

     (e)  Limitation                                   $12,000,000


3.  Priority Debt (Section 6.18)

     None of the Borrowers' nor any Consolidated Subsidiary's property is subject to any Lien securing Debt, except for:

     Description of Lien and Property               Amount of Debt
     subject to same                                Secured

     a.   ___________________________               $_____________

     b.   ___________________________               $_____________

     c.   ___________________________               $_____________

     d.   ___________________________               $_____________

     e.   ___________________________               $_____________

     f.   ___________________________               $_____________

     g.   ___________________________               $_____________

                                        Total       $=============

     Aggregate Debt secured by purchase
     money Liens permitted by
     Section 6.18(k)                                     $___________

          Limitation:                                    $1,500,000

4.  Leverage Ratio (Section 6.20)

     Tested at the end of each Fiscal Month, the Leverage Ratio shall not at any time exceed 5.5 to 1.0.

     (a)  Debt - Schedule 3                         $_____________

     (b)  Consolidated Tangible Net
          Worth - Schedule 4                        $_____________

     Actual Ratio of (a) to (b)

     Maximum Ratio                                5.5 to 1.0


5. Fixed Charges Coverage (Section 6.21)

     Tested at the end of each Fiscal Month, the ratio of EBITDA to Consolidated Interest Expense (such ratio being calculated for the Fiscal Month just ended and the immediately preceding 11 Fiscal Months) shall not at any time be less than 3.0 to 1.0.

     (a)  EBITDA - Schedule 2                       $____________
     (b)  Consolidated Interest
          Expense - Schedule 2                      $____________

     Ratio of (a) to (b)                              ____  to 1.0

     Requirement               GREATER THAN OR EQUAL TO 3.0 to 1.0

6. Minimum Consolidated Tangible Net Worth (Section 6.24)

     Consolidated Tangible Net Worth will at no time be less than (x) $90,000,000 plus (y) the sum of (i) 100% of the cumulative Reported Net Income of the Borrowers and the Consolidated Subsidiaries during any period after June 30, 1998 (taken as one accounting period), calculated monthly at the end of each month (but excluding from such calculations of Reported Net Income for purposes of this clause (i), any month in which the Reported Net Income of the Borrowers and the Consolidated Subsidiaries is negative), and (ii) 100% of the cumulative Net Proceeds of Capital Stock received during any period after June 30, 1998, calculated monthly at the end of each month, minus (z) amounts paid to date for the redemption or repurchase of capital stock of SEC not exceeding an aggregate cumulative amount equal to $12,000,000.

     (a)  $90,000,000

     (b)  positive Reported Net Income
          after June 30, 1998                       $____________

     (c)  cumulative Net Proceeds of Capital
          Stock received after June 30, 1998        $____________

     (d)  amounts paid to date for the
          redemption or repurchase of capital
          stock of SEC (limited to an amount not exceeding
          an aggregate cumulative amount
          equal to $12,000,000)                     $____________

     (e)  amounts attributed to goodwill related to
          assets acquired after March 31, 1998 not
          exceeding an aggregate cumulative amount
          equal to $6,000,000                       $____________


          Actual Consolidated Tangible
          Net Worth - Schedule 4                         $_______

          Required Consolidated Tangible Net
          Worth (sum of (a) plus (b) plus (c)
          minus (d))                                $____________

                                                      Schedule 1

                  Consolidated Operating Profits

Consolidated Operating Profits

      __ quarter 199_                                  $_________
      __ quarter 199_                                  $_________
      __ quarter 199_                                  $_________
      __ quarter 199_                                  $_________
     Total                                             $_________

                                                 Schedule 2


                              EBITDA


Consolidated Net Income for:

      __ quarter 199_                                  $_________
      __ quarter 199_                                  $_________
      __ quarter 199_                                  $_________
      __ quarter 199_                                  $_________
     Total                                             $_________


Income taxes for:

      __ quarter 199_                                  $_________
      __ quarter 199_                                  $_________
      __ quarter 199_                                  $_________
      __ quarter 199_                                  $_________
     Total                                             $_________


Depreciation expense for:

      __ quarter 199_                                  $_________
      __ quarter 199_                                  $_________
      __ quarter 199_                                  $_________
      __ quarter 199_                                  $_________
     Total                                             $_________

Amortization expense for:

      __ quarter 199_                                  $_________
      __ quarter 199_                                  $_________
      __ quarter 199_                                  $_________
      __ quarter 199_                                  $_________
     Total                                             $_________



Consolidated Interest Expense for:

      __ quarter 199_                                  $_________
      __ quarter 199_                                  $_________
      __ quarter 199_                                  $_________
      __ quarter 199_                                  $_________
     Total                                             $_________



Total EBITDA                                           $_________

                                                            Schedule 3


Debt

                                          INTEREST
                                            RATE    MATURITY  TOTAL

Secured
______________________________       ________   _______   $________
______________________________       ________   _______   $________
______________________________       ________   _______   $________
______________________________       ________   _______   $________
______________________________       ________   _______   $________
       Total Secured                                         $___________

Unsecured
______________________________       ________   _______   $________
______________________________       ________   _______   $________
______________________________       ________   _______   $________
______________________________       ________   _______   $________
             Total Unsecured                                  $__________

Guarantees
_______________________________________________________   $________
_______________________________________________________   $________
             Total                                            $__________

Redeemable Preferred Stock                                $________
             Total                                            $__________

Other Liabilities
_______________________________________________________   $________
_______________________________________________________   $________
_______________________________________________________   $________
             Total Debt                   $=========

                                                            Schedule 4

                    Consolidated Tangible Net Worth


Stockholders' Equity                                     $__________
         Less:
             Surplus from write-up of assets subsequent
              to ______________, 19__                         $__________
             Intangibles                                      $__________
             Loans to stockholders, directors
              officers or employees                           $__________
             Capital Stock shown as assets               $__________
             Deferred expenses                                $__________

Consolidated Tangible Net Worth                          $==========

Intangibles Description

         (a)______________________________               $__________

         (b)______________________________               $__________

         (c)______________________________               $__________

         Other                                           $__________


             Total                                       $==========

1 To the extent not included above as an Intangible.

                     EXHIBIT B TO FOURTH AMENDMENT

                                                             EXHIBIT E


                          NOTICE OF BORROWING


                       __________________ , 199_


Wachovia Bank, N.A., as Agent
191 Peachtree Street, N.E.
Atlanta, Georgia  30303-1757
Attention: Commercial Group

         Re: Amended and Restated Credit Agreement (as amended and modified from time to time, the "Credit Agreement") dated as of August 13, 1997 by and among Southern Electronics Corporation and SED International, Inc., as the Borrowers, the Banks from time to time parties thereto, and Wachovia Bank, N.A., as Agent.

Gentlemen:

         Unless otherwise defined herein, capitalized terms used herein shall have the meanings attributable thereto in the Credit Agreement.

         This Notice of Borrowing is delivered to you pursuant to Section
2.02 of the Credit Agreement.

         The undersigned Borrower hereby requests a [Euro-Dollar Borrowing] [Swing Borrowing] [Syndicated Borrowing which is a Base Rate Borrowing] [Discretionary Borrowing] [Overnight Borrowing] in the aggregate principal amount of $__________ to be made on _____________ , 199__, and for interest to accrue thereon at the rate established by the Credit Agreement for [Euro-Dollar Loans] [Base Rate Loans]. The duration of the Interest Period with respect thereto shall be [1 day -- applicable solely for Overnight Borrowings] [30 days] [60 days] [90 days -- not available for Discretionary Loans].

         The amount available to be borrowed under Section 2.01 of the Credit Agreement, net of amounts to be paid with the proceeds of this Borrowing, is as follows:

         (a) Aggregate Commitments                  $__________

         (b) Borrowing Base per most recent
             Borrowing Base Certificate (minus      $__________
             Discretionary Loans)
PAGE

         (c) Principal amount outstanding under
             Syndicated Loans                       $__________


         (d) Principal amount outstanding under
             Swing Loans                            $__________

         (e) Aggregate outstanding principal amount
             of Letter of Credit Obligations        $__________

         (f) Amount available to be borrowed
             (lesser of: (a); or sum of (b), less
             (c) less (d) less (e)                  $__________


         The undersigned Borrower has caused this Notice of Borrowing to be executed and delivered by its duly authorized officer this _____ day of ___ _____, 199__ .


                       [SED INTERNATIONAL HOLDINGS, INC.]
                       [SED INTERNATIONAL, INC.]


                       By:
                          Title:

                    EXHIBIT C TO FOURTH AMENDMENT

                           [TO BE UP-DATED]

                                                         Schedule 5.08


           Subsidiaries of SED INTERNATIONAL HOLDINGS, INC.


Name                                     Jurisdiction of Incorporation

SED International, Inc.                      Delaware
SED Magna Distribuidora Ltda.                Brazil
SED International de Columbia, Ltda.


                Subsidiaries of SED INTERNATIONAL, INC.


Name                                     Jurisdiction of Incorporation

None.